UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2021

_____________________

Lantronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7535 Irvine Center Drive, Suite 100

Irvine, California 92618

(Address, including zip code, of principal executive offices)

(949) 453-3990

(Registrants’ telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the closing of the Transaction (as defined below), on August 2, 2021, Lantronix, Inc., a Delaware corporation (the “Company”), Lantronix Holding Company, Lantronix Canada, ULC and Lantronix Technologies Canada (Taiwan) Ltd. and Transition Networks, Inc. (“TNI”) (each, a Borrower and collectively, the “Borrowers”) entered into (i) that certain Third Amended and Restated Loan and Security Agreement with Silicon Valley Bank (“Bank”), pursuant to which Bank made a term loan of $17,500,000 on the Closing Date (as defined below) and will make available a revolving credit facility of up to $2,500,000 (the term loan facility and the revolving credit facility, the “Senior Credit Facilities”) and (ii) that certain Mezzanine Loan and Security Agreement with SVB Innovation Credit Fund VIII, L.P. (“Lender”), pursuant to which Lender funded on the Closing Date a $12,000,000 term loan facility (the “Mezzanine Credit Facility”). The proceeds of the Senior Credit Facilities will be used to refinance the Borrowers’ outstanding obligations owing to Bank under its existing Second Amended and Restated Loan and Security Agreement dated November 12, 2019, and the remaining proceeds of the Senior Credit Facility and the proceeds from the Mezzanine Facilities will be used to fund the purchase price of the Transaction, to pay related fees and expenses, and will be available for working capital and general corporate purposes

The Senior Credit Facilities mature on August 2, 2025 and the Mezzanine Credit Facility matures on February 2, 2026. Advances under the Senior Credit Facilities bear interest at LIBOR or the Prime Rate, at the option of the Company, plus a margin that ranges from 3.00% to 4.00% in the case of LIBOR and 1.50% to 2.50% in the case of the Prime Rate, depending on the total leverage of the Borrowers and their subsidiaries with a LIBOR floor of 0.50% and a Prime Rate floor of 3.25%. Advances under the Mezzanine Credit Facility bear interest at LIBOR or the Prime Rate, at the option of the Company, plus a margin of 9.00% with a floor of 1.00% in the case of LIBOR and a margin of 7.50% with a floor of 3.50% in the case of the Prime Rate. The Borrowers are also obligated to pay other customary facility fees for credit facilities of the similar size and type.

The Senior Credit Facilities and Mezzanine Credit Facility require the Borrowers and their subsidiaries, on a consolidated basis, to comply with a maximum senior leverage ratio, a minimum fixed charge coverage ratio and a minimum liquidity test. In addition, the Senior Credit Facilities and the Mezzanine Credit Facility contain customary representations and warranties, affirmative and negative covenants, including covenants that limit or restrict the Borrower’s and its subsidiaries’ ability to incur liens, incur indebtedness, dispose of assets, make investments, make certain restricted payments, merge or consolidate and enter into certain speculative hedging arrangements. The Senior Credit Facilities and Mezzanine Credit Facility include a number of events of default, including, among other things, non-payment defaults, covenant defaults, cross-defaults to other materials indebtedness, bankruptcy and insolvency defaults and material judgment defaults. If any event of default occurs (subject, in certain instances, to specified grace periods), the principal, premium, if any, interest and any other monetary obligations on all the then outstanding amounts under the Senior Credit Facilities and Mezzanine Credit Facility may become due and payable immediately.

The foregoing descriptions of the Senior Credit Facilities and Mezzanine Credit Facility are qualified in their entirety by reference to the full text of such facilities, which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed on April 28, 2021, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Communications Systems, Inc., a Minnesota corporation (“CSI”), pursuant to which Lantronix agreed to purchase from CSI the Transition Networks and Net2Edge businesses of CSI (the “Transaction”). The Transaction closed on August 2, 2021 (the “Closing Date”), with the Company acquiring all outstanding shares of the common stock of TNI and all of the outstanding ordinary shares of Transition Networks Europe Limited (such entity, together with TNI, the “TN Companies”) for an aggregate purchase price of up to $32,027,566, consisting of (i) $25,027,566 paid in cash on the Closing Date, plus (ii) earnout payments of up to $7.0 million, payable following two successive 180-day intervals after the Closing Date based on revenue targets for the business of the TN Companies as specified in the Purchase Agreement, subject to certain adjustments and allocations as further described in the Purchase Agreement.

The foregoing description of the Transaction is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On August 2, 2021, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1923, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

As permitted by Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(b)       Pro Forma Financial Information.

As permitted by Form 8-K, the pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(d)       Exhibits.

Exhibit No.	Description
2.1	Securities Purchase Agreement, dated April 28, 2021, by and between Lantronix, Inc. and Communications Systems, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2021).
10.1	Third Amended and Restated Loan and Security Agreement with Silicon Valley Bank, dated August 2, 2021, by and between Lantronix, Inc., Lantronix Holding Company, Lantronix Canada, ULC and Lantronix Technologies Canada (Taiwan) Ltd. and Transition Networks, Inc.
10.2	Mezzanine Loan and Security Agreement, dated August 2, 2021, by and between Lantronix, Inc. and SVB Innovation Credit Fund VIII, L.P.
99.1	Press Release of the Company, dated August 2, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2021

LANTRONIX, INC.

	By:	/s/ Jeremy Whitaker
Jeremy Whitaker
Chief Financial Officer

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